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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         August 1, 2000
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                              CARMIKE CINEMAS, INC.
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             (Exact name of registrant as specified in its charter)


         DELAWARE                  1-11604                58-1469127
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      (State or other            (Commission             (IRS Employer
      jurisdiction of            File Number)         Identification No.)
      incorporation)


         1301 FIRST AVENUE, COLUMBUS, GEORGIA                31901
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       (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code        (706) 576-3400
                                                  ------------------------------


                                       N/A
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          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

         On August 1, 2000, Carmike Cinemas, Inc. (the "Company") issued a press release with respect to the delivery by its senior lenders of a notice blocking the semi-annual interest payment due to the holders of the Company's 9 3/8% Senior Subordinated Notes. The information contained in such press release (filed as Exhibit 99 hereto) is being incorporated by reference into this Report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Exhibit 99 -- Press Release dated August 1, 2000.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    CARMIKE CINEMAS, INC.


                                    By: /s/ Martin A. Durant
                                        ----------------------------------------
                                        Martin A. Durant
                                        Senior Vice President-Finance

DATED: August 2, 2000


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                                  EXHIBIT INDEX

         Exhibit
         Number                          Description
         -------                         -----------

           99                Press Release dated August 1, 2000.


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